UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2008 (August 31, 2008)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)
               (614) 283-6500
(Registrant’s telephone number, including area code)
               Not Applicable
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 4, 2008 the Registrant issued a press release concerning the sudden death of Allan A. Tuttle, a member of the Registrant’s Board of Directors. The press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable.
     (d) Exhibits:
     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News release issued by Abercrombie & Fitch Co. on September 4, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: September 4, 2008	By:	/s/ David S. Cupps
David S. Cupps
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated September 4, 2008
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News release issued by Abercrombie & Fitch Co. on September 4, 2008